UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 6, 2003



              MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)



           HAWAII                   0-6510             99-0107542
(State or other jurisdiction      (Commission     (I.R.S. Employer
of incorporation or organization)  File Number)  Identification No.)




120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii  96733-6687
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:(808) 877-3351



                              NONE
  Former Name or Former Address, if Changed Since Last Report


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND       EXHIBITS

      (c) Exhibits.
         99.1 Maui Land & Pineapple Company, Inc. Press Release dated May 6, 2003



ITEM 9.   REGULATION FD DISCLOSURE

      The information under this caption is being furnished under Item 9 in place of Item 12 of Form 8-K in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued on
      March 27, 2003.

      On May 6, 2003, Maui Land & Pineapple Company, Inc. issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.




                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              MAUI LAND & PINEAPPLE COMPANY, INC.



    May 6, 2003               /S/ PAUL J. MEYER
    Date                          Paul J. Meyer
                              Executive Vice President/Finance
                              (Principal Financial Officer)